UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 18, 2020

INDUSTRIAL LOGISTICS PROPERTIES TRUST

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

001-38342	82-2809631
(Commission File Number)	(IRS Employer Identification No.)

Two Newton Place 255 Washington Street, Suite 300, Newton, Massachusetts	02458-1634
(Address of Principal Executive Offices)	(Zip Code)

617-219-1460

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares of Beneficial Interest	ILPT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

In this Current Report on Form 8-K, the terms “the Company”, “we”, “us” or “our” refer to Industrial Logistics Properties Trust and its subsidiaries, unless otherwise noted.

Item 2.01. Completion of Acquisition or Disposition of Assets.

On November 18, 2020, we sold a 39% equity interest from our 61% equity interest in our existing joint venture for 12 of our properties located in the mainland United States, or our joint venture, to an unrelated third party institutional investor for approximately $108.8 million, which includes certain costs associated with the initial formation of our joint venture. After giving effect to the sale, our pre-existing joint venture partner will maintain its existing 39% equity interest in our joint venture and we will continue to own the remaining 22% equity interest in our joint venture.

Item 9.01. Financial Statements and Exhibits

(b)        Pro Forma Financial Information

Following the sale described in Item 2.01 above, we will no longer consolidate the results of operations of our joint venture and instead will account for our remaining 22% equity interest using the equity method. This Current Report on Form 8-K includes unaudited pro forma condensed consolidated financial information of the Company as required by Item 9.01(b) of Current Report on Form 8-K as a result of this deemed disposition. The unaudited pro forma condensed consolidated financial statements are not necessarily indicative of our expected financial position or results of operations for any future period. Differences could result from numerous factors, including future changes in our portfolio of investments, capital structure, property level operating expenses and revenues, including rents expected to be received on our existing leases or leases we may enter into, changes in interest rates, the performance of our joint venture and other reasons. Actual future results are likely to be different from amounts presented in the unaudited pro forma condensed consolidated financial statements and such differences could be significant.

The following unaudited pro forma financial information of the Company is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference:

Introduction to Unaudited Pro Forma Condensed Consolidated Financial Statements	F-1
Unaudited Pro Forma Condensed Consolidated Balance Sheet at September 30, 2020	F-2
Unaudited Pro Forma Condensed Consolidated Statements of Income for the Nine Months Ended September 30, 2020	F-3
Unaudited Pro Forma Condensed Consolidated Statements of Income for the Year Ended December 31, 2019	F-4
Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements	F-5

(d)       Exhibits

99.1	Unaudited Pro Forma Condensed Consolidated Financial Statements of the Company. (Filed herewith.)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDUSTRIAL LOGISTICS PROPERTIES TRUST

By:	/s/ Richard W. Siedel, Jr.
Name:	Richard W. Siedel, Jr.
Title:	Chief Financial Officer and Treasurer

Dated:  November 24, 2020